Exhibit 8.1

List of Significant Subsidiaries of the Registrant (as of December 31, 2025)

Subsidiaries	Jurisdiction of Incorporation
XPeng Limited	BVI

XPeng (Hong Kong) Limited	Hong Kong

Zhaoqing Xiaopeng New Energy Investment Co., Ltd.* 肇庆小鹏新能源投资有限公司	PRC

Guangdong Xiaopeng Motors Technology Group Co., Ltd.* 广东小鹏汽车科技集团有限公司	PRC

Guangzhou Chengxingzhidong Motors Technology Co., Ltd.* 广州橙行智动汽车科技有限公司	PRC

Xiaopeng Motors Huazhong (Wuhan) Co., Ltd.* 小鹏汽车华中(武汉)有限公司	PRC

Zhaoqing Xiaopeng Motors Co., Ltd.* 肇庆小鹏汽车有限公司	PRC

XPeng Charging (Hong Kong) Limited	Hong Kong

XPeng Power Battery (Hong Kong) Limited	Hong Kong

XPeng Charging Limited	BVI

XPeng Power Battery (BVI) Limited	BVI

Shenzhen Xiaopeng Motors Supply Chain Management Co., Ltd.* 深圳小鹏汽车供应链管理有限公司	PRC

Guangzhou Pengyue Power Battery Co., Ltd.* 广州鹏悦动力电池有限公司	PRC

Guangzhou Xiaopeng Smart Charge Technology Co., Ltd.* 广州小鹏智慧充电科技有限公司	PRC

Shanghai Jusheng Technology Co., Ltd.* 上海桔晟科技有限公司	PRC

Wuhan Xiaopeng Smart Manufacturing Co., Ltd.* 武汉小鹏智能制造有限公司	PRC

Guangzhou Xiaopeng New Energy Motors Co., Ltd.* 广州小鹏新能源汽车有限公司	PRC

Guangzhou Zhipeng Manufacturing Co., Ltd.* 广州智鹏制造有限公司	PRC

Guangzhou Xiaopeng Motors Financing Lease Co., Ltd.* 广州小鹏汽车融资租赁有限公司	PRC

Guangzhou Pengyue Automobile Development Co., Ltd.* 广州鹏跃汽车发展有限公司	PRC

Xenith (Shanghai) Technology Co., Ltd.* 极睿智芯(上海)技术有限公司	PRC

Shenzhen Pengxing Smart Technology Innovation Co., Ltd.* 深圳鹏行智能科创有限公司	PRC

Beijing Xiaopeng Motors Co., Ltd.* 北京小鹏汽车有限公司	PRC

Xiaopeng Motors Sales Co., Ltd.* 小鹏汽车销售有限公司	PRC

XPeng International Holding (Hong Kong) Limited	Hong Kong

XPeng European Holding B.V.	Netherlands

Guangzhou Xiaopeng Autopilot Technology Co., Ltd.* 广州小鹏自动驾驶科技有限公司	PRC

Beijing Jusheng Smart Motors Technology Co., Ltd.* 北京桔晟智能汽车科技有限公司	PRC

XPeng Dogotix Holdings Limited	BVI

Dogotix Inc.	BVI

Dogotix (Hong Kong) Limited	Hong Kong

Dogotix Limited	BVI

XPeng Huitian Holding Limited	BVI

Guangzhou Xiaopeng Motors Manufacturing Co., Ltd.* 广州小鹏汽车制造有限公司	PRC

Shanghai Xiaopeng Motors Technology Co., Ltd.* 上海小鹏汽车科技有限公司	PRC

Guangdong Xiaopeng Motors Industry Holding Co., Ltd.* 广东小鹏汽车产业控股有限公司	PRC

Guangdong Pengxing Smart Co., Ltd.* 广东鹏行智能有限公司	PRC

Guangzhou Pengzhi Motors Technology Co., Ltd.* 广州鹏智汽车科技有限公司	PRC

Shenzhen Xiaopeng Motors Sales Service Co., Ltd.* 深圳小鹏汽车销售服务有限公司	PRC

Shanghai Xiaopeng Motors Sales Service Co., Ltd.* 上海小鹏汽车销售服务有限公司	PRC

Guangzhou Xiaopeng Motors Technology Co., Ltd.* 广州小鹏汽车科技有限公司	PRC

Guangzhou Pengran Motors Technology Co., Ltd.* 广州鹏冉汽车科技有限公司	PRC

Guangzhou Pengxiao Technology Co., Ltd.* 广州鹏霄科技有限公司	PRC

Xiaoju Smart Auto Co., Limited	Cayman Islands

Xiaoju Smart Auto (HK) Co., Limited	Hong Kong

Hangzhou Zhipeng Motors Sales Service Co., Ltd.* 杭州智鹏汽车销售服务有限公司	PRC

Guangzhou Xiaopeng Motors Investment Consulting Partnership (Limited Partnership)* 广州小鹏汽车投资咨询合伙企业 (有限合伙)	PRC

Beijing Xiaopeng Motors Sales Service Co., Ltd.* 北京小鹏汽车销售服务有限公司	PRC

Guangzhou Xiaopeng Smart Mobility Technology Co., Ltd.* 广州小鹏智慧出行科技有限公司	PRC

Wuhan Xiaopeng Motors Sales Service Co., Ltd.* 武汉小鹏汽车销售服务有限公司	PRC

Beijing Hengxin Shiguang Motors Service Co., Ltd.* 北京恒信时光汽车服务有限公司	PRC

Xiaopeng Motors Services Co., Ltd.* 小鹏汽车服务有限公司	PRC

XMotors.USA, Inc.	U.S.

XSense America Inc.	U.S.

XPeng Motors Austria GmbH	Austria

XPeng Motors (Norway) AS	Norway

XPeng Motors Denmark ApS	Denmark

XPeng Motors (Sweden) AB	Sweden

XPeng Motors (Netherlands) B.V.	Netherlands

Shanghai Chengpeng Motors Technology Co., Ltd.* 上海橙鹏汽车科技有限公司	PRC

Guangzhou Xiaopeng Motors Trading Co., Ltd.* 广州小鹏汽车贸易有限公司	PRC

Guangzhou Chengpeng Motors Sales Service Co., Ltd.* 广州橙鹏汽车销售服务有限公司	PRC

Dongguan Pengxing Motors Sales Service Co., Ltd.* 东莞鹏行汽车销售服务有限公司	PRC

Shenzhen Pengxing Smart Research Co., Ltd.* 深圳鹏行智能研究有限公司	PRC

Shenzhen Xiaopeng Motors Technology Co., Ltd.* 深圳小鹏汽车科技有限公司	PRC

Xiamen Pengxing Motors Sales Service Co., Ltd.* 厦门鹏行汽车销售服务有限公司	PRC

Wuhan Xiaopeng Motors Trading Co., Ltd.* 武汉小鹏汽车贸易有限公司	PRC

Chongqing Xiaopeng Motors Sales Service Co., Ltd.* 重庆小鹏汽车销售服务有限公司	PRC

Chongqing Pengyue Motors Sales Service Co., Ltd.* 重庆鹏悦汽车销售服务有限公司	PRC

Xiaopeng New Energy Motors Sales (Zhaoqing) Co., Ltd.* 小鹏新能源汽车销售(肇庆)有限公司	PRC

Guangzhou Pengxu Autopilot Technology Co., Ltd.* 广州鹏煦自动驾驶科技有限公司	PRC

XMotors Limited	Hong Kong

Guangzhou Pengyi Motors Technology Co., Ltd.* 广州鹏毅汽车科技有限公司	PRC

Shanghai Pengxu Motors Sales Service Co., Ltd.* 上海鹏煦汽车销售服务有限公司	PRC

Xiaopeng New Energy Motors Sales (Guangzhou) Co., Ltd.* 小鹏新能源汽车销售(广州)有限公司	PRC

Xiaopeng Motors Sales (Wuhan) Co., Ltd.* 小鹏汽车销售(武汉)有限公司	PRC

Foshan Xiaopeng Motors Sales Service Co., Ltd.* 佛山小鹏汽车销售服务有限公司	PRC

Beijing Chengpeng Motors Technology Co., Ltd.* 北京橙鹏汽车科技有限公司	PRC

Beijing Chengpeng Motors Sales Service Co., Ltd.* 北京橙鹏汽车销售服务有限公司	PRC

Shenzhen Chengpeng Motors Technology Co., Ltd.* 深圳橙鹏汽车科技有限公司	PRC

Guangzhou Kunpeng Innovation Investment Partnership (Limited Partnership)* 广州鲲鹏创新投资合伙企业(有限合伙)	PRC

Guangzhou Penghui Motors Technology Co., Ltd.* 广州鹏慧汽车科技有限公司	PRC

Guangzhou Pengbo Motors Technology Co., Ltd.* 广州鹏博汽车科技有限公司	PRC

Variable Interest Entity (“VIE”)

Guangzhou Zhipeng Internet of Vehicle Technology Co., Ltd.* 广州智鹏车联网科技有限公司	PRC

Guangdong Intelligent Insurance Agent Co., Ltd.* 广东智选保险代理有限公司 (formerly known as Qingdao Miaobao Insurance Agency Co., Ltd. (青岛妙保保险代理有限公司))	PRC

*	The English name of this subsidiary or VIE, as applicable, has been translated from its Chinese name.